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         MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
  of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                  Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

    HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
 Class A, B-1, B-2 and C Notes, Series 1998-1


1.   This Certificate relates to the          September 18, 2000
Distribution Date occurring on

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2.  Series 1998-1 Information

(a)  The amount of Collected Funds with respect   $21,783,926.15
to the Collection Period was equal to


(b)  The amount of Available Funds with respect   $21,783,926.15
to the Collection Period was equal to

(c)  The  Liquidated Receivables for the           $4,181,159.35
Collection Period was equal to

(d)  Net Liquidation Proceeds for the              $1,731,645.83
Collection Period was equal to
        (i) The annualized net default rate            7.608963%

(e)  The principal balance of Series 1998-1
Receivables at the beginning
        of the Collection Period was equal to    $395,247,188.97

(f)  The principal balance of Series 1998-1
Receivables on the last day
        of the Collection Period was equal to    $377,372,165.77

(g)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $34,775,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such     $9,534,000.00
Distribution Date was equal to


(i)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were three or
        more payments (60+ days) delinquent as
of the close of business on the last day of the
        Collection Period with respect to such     $5,135,000.00
Distribution Date was equal to

(j)  The Base Servicing Fee paid on the              $988,117.97
Distribution Date was equal to

(k)  The Principal Distributable Amount for the   $15,417,207.51
Distribution Date was equal to

(l)  The Principal Amount Available for the       $19,564,049.15
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was    $357,451,195.74
equal to

(n)  The Aggregate Optimal Note Balance was      $342,033,988.23
equal to
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(o)  The Targeted Credit Enhancement Amount was   $51,888,672.79
equal to

(p)  The Targeted Reserve Account Balance was     $16,550,495.25
equal to

(q)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was           13.750000%
equal to

(r)  The Reserve Account Deposit Amount for the            $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount    $1,627,145.47
for the Distribution Date

(t)  The Reserve Account Shortfall for the                 $0.00
Distribution Date

(u)  The amount on deposit in the Reserve         $16,550,495.25
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was            4.385722%
equal to

(w)  The Targeted Overcollateralization Amount    $35,338,177.54
was equal to

(x)  The ending overcollateralization was equal   $35,338,177.54
to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
      Distribution Date was equal to                   9.364278%

(z)  The notional amount of the Interest Rate    $188,150,103.67
Cap was equal to

(aa)  Payments received under the Interest Rate       $61,880.48
Cap were equal to

(ab)  Libor Rate used in determining payments
received under the Interest Rate Cap was
        equal to                                       6.620000%

(ac)  The Weighed Average Coupon (WAC) was            19.497000%
equal to

(ad)  The Weighed Average Remaining Maturity                  36
(WAM) was equal to


3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
B.  Calculation of Class A-1 Interest                  0.000000%
   1.   Class A-1 related Note Rate                    5.330000%
   2.   Class A-1 principal balance - beginning            $0.00
of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period                               32

   5.   Class A-1 interest due                             $0.00
   6.   Class A-1 interest paid                            $0.00
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect             $0.00
to the Distribution Date

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C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning             $0.00
of period
   2.  Class A-1 principal - amount due                    $0.00
   3.  Class A-1 principal - amount paid                   $0.00
   4.  Class A-1 principal balance - end of                $0.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the          0.000000%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.885722%
the Pool Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                      $0.00
   2.   Principal distribution per $1,000                  $0.00
   3.   Interest distribution per $1,000                   $0.00

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate                  5.5140000%
   2.   Class A-2 principal balance - beginning            $0.00
of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period                               32

   5.   Class A-2 interest due                             $0.00
   6.   Class A-2 interest paid                            $0.00
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning             $0.00
of period
   2.  Class A-2 principal - amount due                    $0.00
   3.  Class A-2 principal - amount paid                   $0.00
   4.  Class A-2 principal balance - end of                $0.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the          0.000000%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.885722%
the Pool Balance on the Distribution Date

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(c) Class A-3
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                     $58.99
   2.   Principal distribution per $1,000                 $54.27
   3.   Interest distribution per $1,000                   $4.72

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                   6.620000%
          (b)  Spread                                  0.450000%
          (c)  Class A-3 related Note Rate             7.070000%

   2.    Class A-3 principal balance -           $107,318,103.67
beginning of period
   3.    Accrual convention                           Actual/360
   4.    Days in Interest Period                              32

   5.   Class A-3 interest due                       $674,434.66
   6.   Class A-3 interest paid                      $674,434.66
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-3
   8.   Class A-3 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning   $107,318,103.67
of period
   2.  Class A-3 principal - amount due            $7,760,578.87
   3.  Class A-3 principal - amount paid           $7,760,578.87
   4.  Class A-3 principal balance - end of       $99,557,524.80
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the         26.381788%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.885722%
the Pool Balance on the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                   $6.32889
   2.   Principal distribution per $1,000               $0.00000
   3.   Interest distribution per $1,000                $6.32889

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note
Rate
          (a)  Libor                                   6.620000%
          (b)  Spread                                  0.500000%
          (c)  Class A-4 related Note Rate             7.120000%

   2.    Class A-4 principal balance -            $80,832,000.00
beginning of period
   3.    Accrual convention                           Actual/360
   4.    Days in Interest Period                              32

   5.   Class A-4 interest due                       $511,576.75
   6.   Class A-4 interest paid                      $511,576.75
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-4
   8.   Class A-4 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning    $80,832,000.00
of period
   2.  Class A-4 principal - amount due                    $0.00
   3.  Class A-4 principal - amount paid                   $0.00
   4.  Class A-4 principal balance - end of       $80,832,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-4 Notes as a percentage of the         21.419704%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.885722%
the Pool Balance on the Distribution Date

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(e) Class A-5
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $23.84941
   2.   Principal distribution per $1,000              $21.60059
   3.   Interest distribution per $1,000                $2.24882

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                   5.650000%
   2.   Class A-5 principal balance - beginning   $47,762,581.46
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               32

   4.   Class A-5 interest due                       $224,882.15
   5.   Class A-5 interest paid                      $224,882.15
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-5
   8.   Class A-5 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning    $47,762,581.46
of period
   2.  Class A-5 principal - amount due            $2,160,059.01
   3.  Class A-5 principal - amount paid           $2,160,059.01
   4.  Class A-5 principal balance - end of       $45,602,522.45
period
   5.  Class A-5 Principal Carryover Shortfall             $0.00
   6.  Class A-5 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-5 Notes as a percentage of the         12.084231%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.885722%
the Pool Balance on the Distribution Date

(f) Class B-1
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $24.10812
   2.   Principal distribution per $1,000              $21.60058
   3.   Interest distribution per $1,000                $2.50753

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                   6.300000%
   2.   Class B-1 principal balance - beginning   $47,429,662.68
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               32

   4.   Class B-1 interest due                       $249,005.73
   5.   Class B-1 interest paid                      $249,005.73
   6.   Class B-1 Interest Carryover Shortfall             $0.00
   7.   Class B-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning    $47,429,662.68
of period
   2.  Class B-1 principal - amount due            $2,145,002.78
   3.  Class B-1 principal - amount paid           $2,145,002.78
   4.  Class B-1 principal balance - end of       $45,284,659.90
period
   5.  Class B-1 Principal Carryover Shortfall             $0.00
   6.  Class B-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class B-1 Notes as a percentage of the         12.000000%
Pool Balance on the Distribution Date
   8.  Class A and B-1 Notes as a percentage of       71.885722%
the Pool Balance on the Distribution Date

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(g) Class B-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $24.14788
   2.   Principal distribution per $1,000              $21.60055
   3.   Interest distribution per $1,000                $2.54733

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                   6.400000%
   2.   Class B-2 principal balance - beginning   $45,058,179.54
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               32

   4.   Class B-2 interest due                       $240,310.29
   5.   Class B-2 interest paid                      $240,310.29
   6.   Class B-2 Interest Carryover Shortfall             $0.00
   7.   Class B-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning    $45,058,179.54
of period
   2.  Class B-2 principal - amount due            $2,037,752.64
   3.  Class B-2 principal - amount paid           $2,037,752.64
   4.  Class B-2 principal balance - end of       $43,020,426.90
period
   5.  Class B-2 Principal Carryover Shortfall             $0.00
   6.  Class B-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class B-2 Notes as a percentage of the         11.400000%
Pool Balance on the Distribution Date
   8.  Class A and B Notes as a percentage of         83.285722%
the Pool Balance on the Distribution Date

(h) Class C
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $24.18776
   2.   Principal distribution per $1,000              $21.60061
   3.   Interest distribution per $1,000                $2.58714

B.  Calculation of Class C Interest
   1.    Class C related Note Rate                     6.500000%
   2.   Class C principal balance - beginning     $29,050,668.39
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               32

   4.   Class C interest due                         $157,357.79
   5.   Class C interest paid                        $157,357.79
   6.   Class C Interest Carryover Shortfall               $0.00
   7.   Class C unpaid interest with respect to            $0.00
the Distribution Date

C.  Calculation of Class C principal balance
   1.  Class C principal balance - beginning of   $29,050,668.39
period
   2.  Class C principal - amount due              $1,313,814.20
   3.  Class C principal - amount paid             $1,313,814.20
   4.  Class C principal balance - end of         $27,736,854.19
period
   5.  Class C Principal Carryover Shortfall               $0.00
   6.  Class C unpaid principal with respect to            $0.00
the Distribution Date
   7.  Class C Notes as a percentage of the            7.350000%
Pool Balance on the Distribution Date
   8.  Class A, B and C Notes as a percentage         90.635722%
of the Pool Balance on the Distribution Date


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